Other Payables and Accrued Liabilities - Schedule of Other Payables and Accrued Liabilities (Details) - Free Share X-Change Limited (Anguilla) [Member] - USD ($)	Sep. 30, 2019	Mar. 31, 2019	Mar. 31, 2018
Accrued professional fee	$ 19,966	$ 19,966
Others accrued fee	19,866	19,866
Other payable	238,303	111,375
Total other payables and accrued liabilities	$ 278,135	$ 151,207